Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of the beginning and ending amounts of unrecognized tax benefits
Balance at beginning of year	$ (2,187)	$ (2,169)	$ (5,044)
Additions based on tax positions related to the current year	0	0	(1)
Reductions based on tax positions related to the current year	42	831	319
Additions for tax positions of prior years	(1,585)	(937)	0
Reductions for tax positions of prior years	2,043	88	2,528
Lapses	0	0	0
Settlements	911	0	29
Balance at end of year	(776)	(2,187)	(2,169)
Total unrecognized tax benefit that would impact the Company's consolidated effective tax rate if recognized	240	2,967	2,900
Interest expense (income) related to income tax matters	(564)	103	(130)
Interest accrued related to income tax matters	2,286	1,179
Penalties accrued related to income tax matters	$ 0